Exhibit 99.1

For Further Information Contact

Julie Bimmerman (404) 888-2103

FOR IMMEDIATE RELEASE

ROLLINS, INC. REPORTS THIRD QUARTER 2022 FINANCIAL RESULTS

Strong revenue growth drives 14.7% increase in quarterly net income

ATLANTA, GEORGIA, October 26, 2022: Rollins, Inc. (NYSE:ROL) (“Rollins” or the “Company”), a premier global consumer and commercial services company, reported unaudited financial results for its third quarter and nine months ended September 30, 2022.

Quarterly Highlights

●	Third quarter revenues were $729.7 million, an increase of 12.2% over the third quarter 2021 with organic revenues* increasing 8.6% to $706.0 million. The stronger dollar versus foreign currencies in countries where we operate reduced revenues by 50 basis points during the quarter. Growth in revenues was driven by strong growth across all major service lines.
●	Quarterly operating income was $143.7 million, an increase of 13.3% over the third quarter of 2021. Quarterly operating margin was 19.7% of revenue, an increase of 20 basis points compared to the third quarter of 2021. Adjusted EBITDA* was $169.9 million for the quarter, an increase of 12.6%. Adjusted EBITDA was 23.3% of sales, an increase of 10 basis points compared to the third quarter of 2021. The Company incurred higher losses stemming from asserted claims associated with automobile accidents. These losses reduced EBITDA margins by 140 basis points, the majority of which was in gross profit margin.
●	Quarterly net income was $107.6 million, an increase of 14.7% over the prior year. Quarterly EPS was $0.22 per diluted share, an increase from $0.19 in the prior year.
●	Operating cash flow was $127.7 million, increasing 60.2% compared to the same quarter a year ago.
●	The Company invested $60.8 million in acquisitions in the quarter. Dividends totaled $49.2 million for the quarter reflecting a 23.2% increase versus the same period a year ago. The Company announced a 30% increase to the regular quarterly dividend for the fourth quarter.

Comments from Management

“Our third quarter results reflected strong execution by our team across all of the business”, said Gary Rollins, Chairman and Chief Executive Officer.  We continued to see favorable demand for our services with double digit growth across all major service lines.  Our quarterly results reflect our employees’ commitment to deliver exceptional customer service,” Mr. Rollins said.

“Cash flow generation was strong and our balance sheet positions us well to continue to drive growth through acquisitions while maintaining our balanced approach to capital allocation,” Mr. Rollins said.

“Overall, we remain well positioned to continue to deliver strong results in the fourth quarter of 2022 and beyond. Demand for our services remains strong as we start the fourth quarter. Our teams remain focused on executing our plans and driving increased revenues and profitability as we close out 2022,” Mr. Rollins concluded.

About Rollins, Inc.:

Rollins, Inc. is a premier global consumer and commercial services company.  Through its family of leading brands, Orkin, HomeTeam Pest Defense, Clark Pest Control, Northwest Exterminating, McCall Service, Trutech, Critter Control, Western Pest Services, Waltham Services, OPC Pest Services, The Industrial Fumigant Company, PermaTreat, Crane Pest Control, Missquito, Orkin Canada, Orkin Australia, Safeguard (UK), Aardwolf Pestkare (Singapore), and more, the Company and its franchises provide essential pest control services and protection against termite damage, rodents and insects to more than 2.8 million customers in North America, South America, Europe, Asia, Africa, and Australia from more than 800 locations. You can learn more about Rollins and its subsidiaries by visiting our web site at www.rollins.com, where you can also find this and other news releases by accessing the news releases button.

*Amounts are non-GAAP financial measures. See the appendix to this release for a discussion of non-GAAP financial metrics including a reconciliation of the most closely correlated GAAP measure.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Statements made in this press release and on our earnings call, may contain forward-looking statements that involve risks and uncertainties concerning the business and financial results of Rollins, Inc. We have based these forward-looking statements largely on our current opinions, expectations, beliefs, plans, objectives, assumptions and projections about future events and financial trends affecting the operating results and financial condition of our business. Such forward looking statements include, but are not limited to, statements regarding the Company’s belief that its balance sheet positions the Company well to continue to drive growth through acquisitions while maintaining a balanced approach to capital allocation, and that the Company is well positioned to continue to deliver strong results in the fourth quarter of 2022.

Our actual results could differ materially from those indicated by the forward-looking statements because of various risks, timing and uncertainties including, without limitation, the failure to maintain and enhance our brands and develop a positive client reputation; our ability to protect our intellectual property and other proprietary rights that are material to our business and our brand recognition; actions taken by our franchisees, subcontractors or vendors that may harm our business; general economic conditions; the impact of the extent and duration of economic contraction related to COVID-19 on general economic activity for the remainder of 2022 and beyond; the impact of future developments related to the COVID-19 pandemic on the Company’s business, results of operations, accounting assumptions and estimates and financial condition, including, without limitation, inflation and restrictions in customer discretionary expenditures, disruptions in credit or financial markets, increases in fuel prices, raw material costs or other operating costs; potential increases in labor costs; labor shortages and/or our inability to attract and retain skilled workers; competitive factors and pricing practices; changes in industry practices or technologies; the degree of success of our termite process reforms and pest control selling and treatment methods; our ability to identify, complete and successfully integrate potential acquisitions; unsuccessful expansion into international markets; climate change and unfavorable weather conditions; a breach of data security resulting in the unauthorized access of personal, financial, proprietary, confidential or other personal data or information about our customers, employees, third parties, or of our proprietary confidential information; damage to our brands or reputation; possibility of an adverse ruling against us in pending litigation, regulatory action or investigation; changes in various government laws and regulations, including environmental regulations; the adequacy of our insurance coverage to cover all significant risk exposures; the effectiveness of our risk management and safety program; general market risk; management’s substantial ownership interest and its impact on public stockholders and the availability of the Company’s common stock to the investing public; and the existence of certain anti-takeover provisions in our governance documents, which could make a tender offer, change in control or takeover attempt that is opposed by the Company’s Board of Directors more difficult or expensive. All of the foregoing risks and uncertainties are beyond our ability to control, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. The Company does not undertake to update its forward-looking statements.

ROLLINS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in thousands)

(unaudited)

	September 30,	December 31,
	2022	2021
ASSETS
Cash and cash equivalents	$121,876	$105,301
Trade receivables, net	170,274	139,579
Financed receivables, short-term, net	32,253	26,152
Materials and supplies	28,572	28,926
Other current assets	45,981	52,422
Total current assets	398,956	352,380
Equipment and property, net	130,362	133,257
Goodwill	772,325	721,819
Customer contracts, net	319,382	325,929
Trademarks and tradenames, net	114,016	108,976
Other intangible assets, net	9,807	11,679
Operating lease right-of-use assets	270,365	244,784
Financed receivables, long-term, net	58,634	47,097
Other assets	38,636	34,949
Total assets	$2,112,483	$1,980,870
LIABILITIES
Accounts payable	42,874	44,568
Accrued insurance - current	40,424	36,414
Accrued compensation and related liabilities	95,694	97,862
Unearned revenues	166,866	145,122
Operating lease liabilities - current	82,611	75,240
Current portion of long-term debt	15,000	18,750
Other current liabilities	66,300	73,206
Total current liabilities	509,769	491,162
Accrued insurance, less current portion	35,257	31,545
Operating lease liabilities, less current portion	191,565	172,520
Long-term debt	109,878	136,250
Other long-term accrued liabilities	69,463	67,345
Total Liabilities	915,932	898,822
STOCKHOLDERS’ EQUITY
Common stock	492,472	491,911
Retained earnings and other equity	704,079	590,137
Total stockholders’ equity	1,196,551	1,082,048
Total liabilities and stockholders’ equity	$2,112,483	$1,980,870

ROLLINS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
REVENUES
Customer services	$729,704	$650,199	$2,034,433	$1,823,957
COSTS AND EXPENSES
Cost of services provided (exclusive of depreciation and amortization below)	348,158	305,474	980,316	864,888
Sales, general and administrative	213,581	194,261	612,353	539,951
Depreciation and amortization	24,282	23,617	73,454	70,519
Total operating expenses	586,021	523,352	1,666,123	1,475,358
OPERATING INCOME	143,683	126,847	368,310	348,599
Interest expense, net	846	222	2,294	1,334
Other (income), net	(1,980)	(447)	(5,170)	(33,598)
CONSOLIDATED INCOME BEFORE INCOME TAXES	144,817	127,072	371,186	380,863
PROVISION FOR INCOME TAXES	37,195	33,219	90,820	95,513
NET INCOME	$107,622	$93,853	$280,366	$285,350
NET INCOME PER SHARE - BASIC AND DILUTED	$0.22	$0.19	$0.57	$0.58
Weighted average shares outstanding - basic	492,316	492,069	492,285	492,058
Weighted average shares outstanding - diluted	492,430	492,069	492,398	492,058

ROLLINS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED CASH FLOW INFORMATION

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	$107,622	$93,853	$280,366	$285,350
Depreciation and amortization	24,282	23,617	73,454	70,519
Change in working capital and other operating activities	(4,184)	(37,764)	(11,283)	(56,958)
Net cash provided by operating activities	127,720	79,706	342,537	298,911
INVESTING ACTIVITIES
Acquisitions, net of cash acquired	(60,838)	(11,307)	(110,418)	(39,692)
Capital expenditures	(7,040)	(6,802)	(22,921)	(20,031)
Other investing activities, net	6,532	588	9,961	70,827
Net cash (used in) provided by investing activities	(61,346)	(17,521)	(123,378)	11,104
FINANCING ACTIVITIES
Net debt repayments	(110,000)	(20,000)	(30,000)	(135,000)
Payment of dividends	(49,201)	(39,945)	(147,635)	(119,677)
Other financing activities	(6,444)	(6,849)	(18,650)	(30,011)
Net cash used in financing activities	(165,645)	(66,794)	(196,285)	(284,688)
Effect of exchange rate changes on cash and cash equivalents	183	(6,264)	(6,299)	(6,149)
Net (decrease) increase in cash and cash equivalents	$(99,088)	$(10,873)	$16,575	$19,178

APPENDIX

Reconciliation of GAAP and non-GAAP Financial Measures

The Company has used the non-GAAP financial measures of organic revenues, adjusted EBITDA, adjusted net income and adjusted earnings per share (“EPS”) in this earnings release, and the non-GAAP financial measures of organic revenues by type, and free cash flow in today’s conference call. Organic revenue is calculated as revenue less acquisition revenue. Acquisition revenue is based on the trailing 12-month revenue of our acquired entities. These measures should not be considered in isolation or as a substitute for revenues, net income, earnings per share or other performance measures prepared in accordance with GAAP.

Management uses adjusted net income, adjusted EPS and adjusted EBITDA as measures of operating performance because these measures allow the Company to compare performance consistently over various periods without regard to the impact of the property disposition gains. Management also uses organic revenues, and organic revenues by type to compare revenues over various periods excluding the impact of acquisitions. Management uses free cash flow, which is calculated as net cash provided by operating activities less capital expenditures, to demonstrate the Company’s ability to maintain its asset base and generate future cash flows from operations. Management believes all of these non-GAAP financial measures are useful to provide investors with information about current trends in, and period-over-period comparisons of, the Company's results of operations.

A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Set forth below is a reconciliation of non-GAAP financial measures used in today’s earnings release and conference call with their most comparable GAAP measures.

(unaudited, in thousands except EPS)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
			Variance				Variance
	2022	2021	$	%	2022	2021	$	%
Reconciliation of Net Income to Adjusted Net Income and EPS
Net income	$107,622	$93,853	$13,769	14.7	$280,366	$285,350	$(4,984)	(1.7)
Property disposition gains (net of tax $23,230)	—	—	—	—	—	(31,517)	31,517	—
Adjusted income taxes on excluded items	—	—	—	—	—	8,287	(8,287)	—
Adjusted net income	$107,622	$93,853	$13,769	14.7	$280,366	$262,120	$18,246	7.0
Adjusted earnings per share - basic and diluted	$0.22	$0.19	$0.03	15.8	$0.57	$0.53	$0.04	7.5
Weighted average shares outstanding - basic	492,316	492,069	247	0.1	492,285	492,058	227	0.0
Weighted average shares outstanding - diluted	492,430	492,069	361	0.1	492,398	492,058	340	0.1

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	$107,622	$93,853	$13,769	14.7	$280,366	$285,350	$(4,984)	(1.7)
Depreciation and amortization	24,282	23,617	665	2.8	73,454	70,519	2,935	4.2
Interest expense, net	846	222	624	281.1	2,294	1,334	960	72.0
Provision for income taxes	37,195	33,219	3,976	12.0	90,820	95,513	(4,693)	(4.9)
EBITDA	169,945	150,911	19,034	12.6	446,934	452,716	(5,782)	(1.3)
Property disposition gains	—	—	—	—	—	(31,517)	31,517	—
Adjusted EBITDA	$169,945	$150,911	$19,034	12.6	$446,934	$421,199	$25,735	6.1

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
Net cash provided by operating activities	$127,720	$79,706	$48,014	60.2	$342,537	$298,911	$43,626	14.6
Capital expenditures	(7,040)	(6,802)	(238)	(3.5)	(22,921)	(20,031)	(2,890)	(14.4)
Free Cash Flow	$120,680	$72,904	$47,776	65.5	$319,616	$278,880	$40,736	14.6

(unaudited, in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
			Variance
	2022	2021	$	%	2022	2021	$	%
Reconciliation of Revenues to Organic Revenues
Revenues	$729,704	$650,199	79,505	12.2	$2,034,433	$1,823,957	210,476	11.5
Revenue growth from acquisitions	(23,709)	—	(23,709)	—	(61,748)	—	(61,748)	—
Organic revenues	$705,995	650,199	55,796	8.6	$1,972,685	1,823,957	148,728	8.2

Reconciliation of Residential Revenues to Organic Residential Revenues
Residential revenues	$337,878	$307,747	30,131	9.8	$922,448	$835,871	86,577	10.4
Residential revenues from acquisitions	(13,909)	—	(13,909)	—	(35,818)	—	(35,818)	—
Residential organic revenues	$323,969	$307,747	16,222	5.3	$886,630	$835,871	50,759	6.1

Reconciliation of Commercial Revenues to Organic Commercial Revenues
Commercial revenues	$243,478	$218,648	24,830	11.4	$683,748	$618,183	65,565	10.6
Commercial revenue growth from acquisitions	(3,693)	—	(3,693)	—	(9,857)	—	(9,857)	—
Commercial organic revenues	$239,785	$218,648	21,137	9.7	$673,891	$618,183	55,708	9.0

Reconciliation of Termite Revenues to Organic Termite Revenues
Termite revenues	$139,668	$117,423	22,245	18.9	$406,155	$350,791	55,364	15.8
Termite revenues from acquisitions	(6,107)	—	(6,107)	—	(16,073)	—	(16,073)	—
Termite organic revenues	$133,561	$117,423	16,138	13.7	$390,082	$350,791	39,291	11.2

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
			Variance
	2021	2020	$	%	2021	2020	$	%
Reconciliation of Revenues to Organic Revenues
Revenues	$650,199	$583,698	66,501	11.4	$1,823,957	$1,624,928	199,029	12.2
Revenue growth from acquisitions	(12,689)	—	(12,689)	—	(42,677)	—	(42,677)	—
Organic revenues	$637,510	583,698	53,812	9.2	$1,781,280	1,624,928	156,352	9.6

Reconciliation of Residential Revenues to Organic Residential Revenues
Residential revenues	$307,747	$275,581	32,166	11.7	$835,871	$738,159	97,712	13.2
Residential revenues from acquisitions	(6,004)	—	(6,004)	—	(16,800)	—	(16,800)	—
Residential organic revenues	$301,743	$275,581	26,162	9.5	$819,071	$738,159	80,912	11.0

Reconciliation of Commercial Revenues to Organic Commercial Revenues
Commercial revenues	$218,648	$199,561	19,087	9.6	$618,183	$562,777	55,406	9.8
Commercial revenue growth from acquisitions	(4,532)	—	(4,532)	—	(19,701)	—	(19,701)	—
Commercial organic revenues	$214,116	$199,561	14,555	7.3	$598,482	$562,777	35,705	6.3

Reconciliation of Termite Revenues to Organic Termite Revenues
Termite revenues	$117,423	$102,144	15,279	15.0	$350,791	$306,188	44,603	14.6
Termite revenues from acquisitions	(2,153)	—	(2,153)	—	(6,176)	—	(6,176)	—
Termite organic revenues	$115,270	$102,144	13,126	12.9	$344,615	$306,188	38,427	12.6

  CONFERENCE CALL ANNOUNCEMENT

Rollins, Inc.

(NYSE: ROL)

Management will hold a conference call to discuss

Third Quarter 2022 results on

Wednesday, October 26, 2022 at:

10:00 a.m. Eastern

9:00 a.m. Central

8:00 a.m. Mountain

7:00 a.m. Pacific

TO PARTICIPATE:

Please dial 1-877-869-3839 domestic;

1-201-689-8265 international

with conference ID of 13733118

at least 5 minutes before start time.

REPLAY: available through November 2, 2022

Please dial 1-877-660-6853 / 1-201-612-7415, Passcode 13733118

THIS CALL CAN ALSO BE ACCESSED THROUGH THE INTERNET AT

www.rollins.com

Questions?

Contact Samantha Alphonso at Financial Relations Board at 212-827-3746

Or email to salphonso@mww.com